                                  EXHIBIT 10.3

NEITHER THE WARRANTS REPRESENTED BY THIS WARRANT AGREEMENT NOR THE SHARES OF COMMON STOCK THAT MAY BE PURCHASED UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY APPLICABLE STATE LAW. SUCH WARRANTS AND SHARES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR PLEDGED WITHOUT (1) REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE LAW, (2) TO THE EXTENT APPLICABLE, RULE 144 UNDER SUCH ACT (OR SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (3) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, THAT AN EXEMPTION FROM SUCH REGISTRATION UNDER SUCH ACT IS AVAILABLE.


                                WARRANT AGREEMENT

                                 by and between

                           COUNSEL CORPORATION (US)

                                       and

                               I-LINK INCORPORATED



                            Dated as of June 4, 2001

                                WARRANT AGREEMENT

      THIS WARRANT AGREEMENT (this "AGREEMENT"), dated as of June 4, 2001, by and between I-LINK INCCORPORATED, a Florida corporation (the "COMPANY"), and COUNSEL CORPORATION (US), a Delaware corporation (the "HOLDER").

                               R E C I T A L S:

      A. The Holder and the Company have entered into a Loan and Security Agreement dated as of the date hereof (the "LOAN AGREEMENT");

      B. In connection with the Loan Agreement, the Company has agreed to issue three series of warrants which, in aggregate, are exercisable to purchase up to fifteen million ($15,000,000) shares of the common stock of the Company ("COMMON STOCK"), subject to adjustment and cancellation as set forth in this Agreement; and

      C. The Company wishes to define the terms and provisions of the Warrants and the respective rights and obligations thereunder of the Company and the holder of the Warrants.

      NOW, THEREFORE, in consideration of the foregoing recitals and the mutual agreements herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


ARTICLE I

                                   DEFINITIONS

            SECTION 1.1 CERTAIN DEFINITIONS. As used in this Agreement, the following terms have the meanings specified below:

            "BOARD OF DIRECTORS" means the Board of Directors of the Company.

            "BUSINESS DAY" means any day other than Saturday, Sunday or any other day on which banking institutions in Salt Lake City, Utah are permitted or required to close.

            "EVENT OF DEFAULT" is defined in Section 9.1 of the Loan Agreement.

            "EXERCISE PRICE" is defined in Section 5.3 hereof.

            "EXPIRATION DATE" is defined in Section 5.4 hereof.

            "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

            "GAAP" means generally accepted accounting principles set forth in opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, in each case as the same are applicable to the circumstances as of the date of the determination.

            "NOTE" is defined in Section 1.2 of the Loan Agreement.

            "PERSON" means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity.

            "SEC" means the Securities and Exchange Commission or any successor thereto.

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            "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

      "TRANCHE 1 WARRANTS" means, collectively, any and all Warrants issued to the Holder pursuant to Section 2.1(a) and evidenced by a Tranche 1 Warrant Certificate.

      "TRANCHE 2 WARRANTS" means, collectively, any and all Warrants issued to the Holder pursuant to Section 2.1(b) and evidenced by a Tranche 2 Warrant Certificate.

      "TRANCHE 3 WARRANTS" means, collectively, any and all Warrants issued to the Holder pursuant to Section 2.1(c) and evidenced by a Tranche 3 Warrant Certificate.

      "TRANCHE 1 WARRANT CERTIFICATE" means a certificate for the Tranche 1 Warrants in substantially the form attached hereto as Exhibit A.

      "TRANCHE 2 WARRANT CERTIFICATE" means a certificate for the Tranche 2 Warrants in substantially the form attached hereto as Exhibit A.

      "TRANCHE 3 WARRANT CERTIFICATE" means a certificate for the Tranche 3 Warrants in substantially the form attached hereto as Exhibit A.

      "TRANCHE 1 EXERCISE PERIOD" is defined in Section 5.4(a) hereof.

      "TRANCHE 2 EXERCISE PERIOD" is defined in Section 5.4(b) hereof.

      "TRANCHE 3 EXERCISE PERIOD" is defined in Section 5.4(c) hereof.

      "WARRANT CERTIFICATES" means, collectively, the Tranche 1 Warrant Certificates, the Tranche 2 Warrant Certificates, and the Tranche 3 Warrant Certificates.

      "WARRANTHOLDER" means initially the Holder and thereafter each Person to whom Holder or other Warrant Holder may transfer any Warrants.

            "WARRANTS" means, collectively, the Tranche 1 Warrants, the Tranche 2 Warrants and the Tranche 3 Warrants.

            Capitalized terms used but not defined herein shall have the meaning set forth in the Loan Agreement.

ARTICLE II

             ISSUANCE, FORM AND EXECUTION OF WARRANT CERTIFICATES

            SECTION 2.1 ISSUANCE OF WARRANTS. Upon the Closing and full funding of the Note, the Company shall issue to the Holder:

     (a) warrants to purchase five million (5,000,000) shares of Common Stock of the Company at an Exercise Price (defined herein) of $0.60 per share, subject to adjustment as provided elsewhere herein (the "TRANCHE 1 WARRANTS"); and

     (b) warrants to purchase five million (5,000,000) shares of Common Stock of the Company at an Exercise Price (defined herein) of $0.60 per share, subject to adjustment and cancellation as provided elsewhere herein (the "TRANCHE 2 WARRANTS"); and

     (c) warrants to purchase five million (5,000,000) shares of Common Stock of the Company at an Exercise Price (defined herein) of $0.60 per share, subject to adjustment and cancellation as provided elsewhere herein (the "TRANCHE 3 WARRANTS").

            The Warrants shall be evidenced by Warrant Certificates and each Warrant Certificate shall represent the right, subject to the provisions contained herein, to purchase from the Company (and the Company shall issue and sell to the registered holder of such Warrants) the number of shares of Common Stock (as may be adjusted pursuant to Article 7 hereof) issuable to the Warrantholder upon exercise of such Warrants, at the price specified herein.

            SECTION 2.2 FORM OF WARRANT CERTIFICATES. The Warrant Certificates evidencing the Warrants shall be in registered form only and shall be substantially in the form set forth in EXHIBIT A attached hereto, shall be dated the date on which signed by the Company and may have such letters, numbers or other marks of identification or designation printed, lithographed, engraved or otherwise affixed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto.

            SECTION 2.3 EXECUTION OF WARRANT CERTIFICATES. Warrant Certificates shall be executed on behalf of the Company by the president, any vice president or the treasurer of the Company and signed by the secretary or any assistant secretary of the Company and have affixed thereon the seal of the Company. Each such signature and seal may be manual or facsimile.

            In case any officer of the Company who shall have signed any of the Warrant Certificates shall cease to be such officer before countersignature and delivery by the Company, such Warrant Certificates, nevertheless, may be countersigned, issued and delivered with the same force and effect as though such person had not ceased to be such officer; and any Warrant Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of the Company to sign such Warrant Certificate, although at the date of the execution of this Agreement such person was not such an officer of the Company. Upon countersignature on behalf of the Company and delivery, the Warrant Certificate shall be valid and binding upon the Company, and the Warrantholder thereof shall be entitled to all of the benefits of this Agreement.


ARTICLE III

                                  REGISTRATION

      SECTION 3.1 REGISTRATION. THE COMPANY SHALL NUMBER AND REGISTER THE WARRANT CERTIFICATES IN A REGISTER (THE "WARRANT REGISTER") MAINTAINED AT 13751 SOUTH WADSWORTH PARK DRIVE, DRAPER, UTAH 84020 (THE "OFFICE") AS THEY ARE ISSUED BY THE COMPANY (OR SUCH OTHER LOCATION AS THE COMPANY MAY ESTABLISH AFTER GIVING NOTICE THEREOF TO THE WARRANTHOLDERS). THE COMPANY SHALL KEEP COPIES OF THIS AGREEMENT AVAILABLE FOR INSPECTION BY THE WARRANTHOLDERS DURING NORMAL BUSINESS HOURS AT THE OFFICE.


ARTICLE IV

          TRANSFER, EXCHANGE OR REPLACEMENT OF WARRANT CERTIFICATES

            SECTION 4.1 WARRANT TRANSFER. The Warrants granted hereunder shall not be pledged, assigned or otherwise transferred without the prior written consent of the Company, which will not be unreasonably withheld. Upon exercise, in whole or in part, of such pledged, assigned of transferred Warrants, certificates representing the Warrant Securities (defined below) shall bear a legend substantially similar to the legend set forth in Section 4.3

            SECTION 4.2 REGISTRATION OF TRANSFERS. Subject to the provisions of this Agreement, the Company shall from time to time register the transfer of any outstanding Warrant Certificate on the Warrant Register maintained at the Office, upon surrender thereof accompanied by a written instrument or instruments of transfer in form reasonably satisfactory to the Company, duly endorsed by the registered holder thereof or by such Warrantholder's appointed legal representative or attorney-in-fact, or accompanied by proper evidence of succession, assignment or authority to transfer. Each such written instrument or instruments of transfer or proper evidence of succession, assignment or authority to transfer shall be accompanied by an unqualified written opinion of legal counsel who shall be, and whose legal opinion shall be reasonably satisfactory to the Company and addressed to the Company, to the effect that the proposed transfer of the Warrants may be effected without registration under the Securities Act and any applicable state law. In all cases of transfer by an attorney, the original power of attorney, duly approved, or an official copy thereof, duly certified, shall be deposited and remain with the Company. Upon any such registration or transfer in such name or names as may be directed in writing by the Warrantholder, the Company shall execute and deliver (or cause to be delivered) a new Warrant Certificate(s) without charge to such Warrantholder, or to the Person or Persons entitled to receive the same, and the surrendered Warrant Certificate shall be canceled by the Company.

            SECTION 4.3 REGISTRATION UNDER THE SECURITIES ACT OF 1933. The Warrants, the Warrant Shares and any of the other securities issuable upon exercise of the Warrants have not been registered under the Securities Act. Upon exercise, in part or in whole, of the Warrants, certificates representing the Common Stock and any of the other securities issuable upon exercise of the Warrants (collectively, the "WARRANT SECURITIES") shall bear the following legend:

            The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended ("Act"), and may not be offered or sold except pursuant to (i) an effective registration statement under the Act, (ii) to the extent applicable, Rule 144 under the Act (or any similar rule under such Act relating to the disposition of securities), or (iii) an opinion of counsel, if such opinion shall be reasonably satisfactory to counsel to the issuer, that an exemption from registration under such Act is available.

            SECTION 4.4 EXCHANGES OF WARRANT CERTIFICATES. Each Warrant Certificate may be exchanged at the option of the Warrantholder without charge to such Warrantholder when surrendered to the Company at the Office properly endorsed in the manner described in Section 4.2 hereof for another Warrant Certificate(s) of like tenor and representing in the aggregate a like number of shares of Common Stock, as may be adjusted pursuant to Article 7 hereof. Thereupon, the Company shall execute and deliver to the Person(s) entitled thereto a new Warrant Certificate(s) as so requested. Warrant Certificates surrendered for exchange shall be canceled by the Company.

            SECTION 4.5 MUTILATED OR MISSING WARRANT CERTIFICATES. In the event that any Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing Warrants for a like amount of Common Stock, but only, in case of a lost, stolen or destroyed Warrant Certificate, upon receipt of (i) evidence satisfactory to the Company of such loss, theft or destruction and the absence of actual notice to the Company that such Warrant Certificate has been acquired by a bona fide purchaser or holder in due course, and (ii) an indemnity bond in form and substance and with surety satisfactory to the Company. Every substitute Warrant Certificate executed and delivered pursuant to this Section 4.5 in lieu of any lost, stolen or destroyed Warrant Certificate shall constitute an additional contractual obligation of the Company, whether or not the lost, stolen or destroyed Warrant Certificate shall be at any time enforceable by anyone, and shall be entitled to the benefits of (but shall be subject to all the limitations of rights set forth in) this Agreement equally and proportionately with any and all other Warrant Certificates duly executed and delivered hereunder. The provisions of this
Section 4.5 are exclusive with respect to the replacement of mutilated, lost, stolen or destroyed Warrant Certificates.


ARTICLE V

            EXERCISE OF WARRANTS; EXERCISE PRICE; EXERCISE PERIOD

            SECTION 5.1 EXERCISE OF WARRANTS. Subject to the provisions of this Agreement, each Warrantholder shall have the right to purchase from the Company the number of shares of Common Stock that the Warrantholder may at the time be entitled to purchase on exercise of the Warrants and payment of the Exercise Price (as defined below) for such Common Stock.

            SECTION 5.2 MECHANICS OF EXERCISE.

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            (a) Subject to the provisions of this Agreement, Warrants may be exercised by the Warrantholder in whole or in part upon surrender at the Office to the Company of the Warrant Certificate(s) evidencing the Warrants, together with the form of election to purchase (the "ELECTION TO PURCHASE"), in the form set forth as EXHIBIT B hereto, duly completed and signed by such Warrantholder or by such Warrantholder's appointed legal representative or attorney-in-fact and upon payment in full of the Exercise Price for each Warrant exercised. Payment of the aggregate Exercise Price shall be made by immediately available funds.

        (b) Upon due exercise of the Warrants and surrender of the Warrant Certificate, duly completed and signed, and payment of the Exercise Price as aforesaid, the Company shall cause to be issued to or upon the written order of the Warrantholder and in such name or names as the Warrantholder may designate in the Election to Purchase, the Common Stock so purchased. If all of the items referred to in the first sentence of the preceding paragraph are received by the Company at or prior to 1:00 p.m., Salt Lake City time, on a Business Day, the exercise of the Warrants to which such items relate will be effective on such Business Day. If all of such items are received after 1:00 p.m., Salt Lake City time, on a Business Day, the exercise of the Warrants to which such items relate will be effective on the next Business Day.

        (c) The number and kind of Common Stock for which Warrants may be exercised shall be subject to adjustment from time to time as set forth in
Article 7 hereof.

        (d) The Warrants shall be exercisable as provided herein at the election of the Warrantholder in whole or in part. In the event that the holder of a Warrant Certificate shall exercise Warrants with respect to fewer than all the Common Stock evidenced thereby, a new Warrant Certificate(s) evidencing the remaining unexercised Warrants shall be issued to such Warrantholder, and the Company is hereby irrevocably authorized to execute and deliver the required new Warrant Certificate(s) pursuant to provisions of Article 2 and Article 3 of this Agreement.

        (e) All Warrant Certificates surrendered upon exercise of Warrants shall be canceled and disposed of by the Company.

            SECTION 5.3 EXERCISE PRICE. The price at which the Warrants shall be exercisable in exchange for Common Stock shall initially be $0.60 per share (the "EXERCISE PRICE"), subject to adjustment as provided in Article 7 herein.

            SECTION 5.4 EXERCISE PERIODS. The exercise periods for the Warrants are as follows:

      (a) The right to exercise the Tranche 1 Warrants shall commence on the Closing Date (as defined in the Loan Agreement) and terminate on June 4, 2003 (the "EXPIRATION DATE") (the "TRANCHE 1 EXERCISE PERIOD").

      (b) The Tranche 2 Warrants shall not become exercisable unless and until Borrower fails to repay the Note in full on or before the three (3) month anniversary of the Closing Date, in which case the right to exercise the Tranche 2 Warrants shall commence on the three (3) month anniversary of the Closing Date and terminate on the Expiration Date (the "TRANCHE 2 EXERCISE PERIOD").

      (c) The Tranche 3 Warrants shall not become exercisable unless and until Borrower fails to repay the Note in full on or before the six (6) month anniversary of the Closing Date, in which case the right to exercise the Tranche 2 Warrants shall commence on the six (6) month anniversary of the Closing Date and terminate on the Expiration Date (the "TRANCHE 3 EXERCISE PERIOD").

      The Company shall record the exercise period of each Warrant in the Warrant Register.

            SECTION 5.5 CASHLESS EXERCISE.

        (a) At any time during the applicable exercise period of any Warrant, the Warrantholder may, at its option, exchange such Warrants, in whole or in part (a "WARRANT EXCHANGE"), into the number of fully paid and non-assessable shares of Common Stock determined in accordance with this Section 5.5, by surrendering the Warrant Certificate relating to such Warrants at the Office, accompanied by a notice stating such Warrantholder's intent to effect such exchange, the number of shares of Common Stock to be exchanged and the date on which the Warrantholder requests that such Warrant Exchange occur (the "NOTICE OF EXCHANGE"). The Warrant Exchange shall take place on the date specified in the Notice of Exchange, or, if later, the date the Notice of Exchange is received by the Company (the "EXCHANGE DATE"). Certificates for shares of Common Stock issuable upon such Warrant Exchange and, if applicable, a new Warrant Certificate of like tenor evidencing the balance of the shares of Common Stock remaining subject to the Warrantholder's Warrant Certificate, shall be issued as of the Exchange Date and delivered to the Warrantholder within three (3) days following the Exchange Date. In connection with any Warrant Exchange, the Warrantholder's Warrant Certificate shall represent the right to subscribe for and acquire the number of shares of Common Stock (rounded to the next highest integer) equal to (A) the number of shares of Common Stock specified by the Warrantholder in its Notice of Exchange (the "TOTAL SHARE NUMBER") multiplied by (B) the fraction obtained by dividing (i) the Market Price (defined herein) of a share of Common Stock minus the then applicable Exercise Price per share; by (ii) the Market Price (defined herein) of a share of Common Stock.

        (b) As used in this Section 5.5, the phrase "MARKET PRICE" at any date will be deemed to be the last reported sale price, or, in case no such reported sale takes place on such day, the average of the last reported sale prices for the last three (3) trading days, in either case as officially reported by the stock exchange on which the Common Stock is listed or admitted to trading or by The Nasdaq Stock Market, Inc. ("NASDAQ"), or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted by Nasdaq , the average closing bid price as furnished by the OTC Bulletin Board ("OTCBB") or similar organization if the OTCBB is not reporting such information, or if the Common Stock is not quoted by OTCBB or a similar organization, at such price as the Board of Directors in good faith, shall reasonably determine to be market value, in its sole discretion.

            SECTION 5.6 ELIMINATION OF FRACTIONAL INTEREST. The Company shall not be required to issue certificates representing fraction of shares of Common Stock upon the exercise of the Warrants, nor shall it be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction down to the nearest whole number of shares of Common Stock or other securities, properties or rights.

ARTICLE VI

                           RESERVATION OF COMMON STOCK

            SECTION 6.1 RESERVATION. The Company shall at all times keep reserved, free from preemptive rights, out of its authorized Common Stock, or other securities of the Company issuable upon the exercise of the Warrants, a number of shares of Common Stock, or such other securities, sufficient to provide for the exercise of the right of purchase represented by all outstanding and unexpired Warrants.

            SECTION 6.2 COVENANT. The Company covenants that any shares of Common Stock will, upon issuance, be validly issued and upon payment of the exercise price therefor, fully paid and free from all taxes payable by the Company, liens, charges and security interests (except any liens, charges or security interests created or suffered to be created by any of the Warrantholders), and will not be subject to any restrictions on voting or transfer thereof that are created by the Company, except for such restrictions on transfer under the Securities Act or applicable state securities laws.


ARTICLE VII

                ADJUSTMENTS AFFECTING THE EXERCISE OF WARRANTS

            SECTION 7.1 SPECIAL DEFINITIONS. For purposes of this Article 7, the following definition shall applies:

            "ORIGINAL ISSUE DATE" shall mean the date on which a Warrant was first issued.

            SECTION 7.2 ADJUSTMENT FOR STOCK SPLITS AND COMBINATIONS. If the Company shall, at any time or from time to time after the Original Issue Date for the Warrants, effect a subdivision of the outstanding Common Stock, the number of shares of Common Stock issuable upon exercise of such Warrant shall be proportionately increased. If the Company shall, at any time or from time to time after the Original Issue Date for the Warrants, combine the outstanding shares of Common Stock, the number of shares of Common Stock issuable upon exercise of such Warrant shall be proportionately decreased and the Exercise Price shall be proportionately increased. Any adjustment under this Section 7.2 shall become effective at the close of business on the date the subdivision or combination becomes effective.

            SECTION 7.3 ADJUSTMENT FOR RECLASSIFICATION, EXCHANGE, OR SUBSTITUTION. If the Common Stock issuable upon the exercise of the Warrants shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation, or sale of assets provided for below), then and in each such event the holder of the Warrants shall have the right thereafter to convert each such share Common Stock issuable upon the exercise of the Warrants into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by holders of the number of shares of Common Stock for which such Warrants might have been exercised immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

            SECTION 7.4 ADJUSTMENT FOR MERGER OR REORGANIZATION. In case of any consolidation or merger of the Company with or into another Company, each Warrant shall thereafter be exercisable for the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Company deliverable upon exercise of such Warrant would have been entitled upon such consolidation or merger; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions in this Article 7 set forth with respect to the rights and interest thereafter of the holders of the Warrants, to the end that the provisions set forth in this Article 7 shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the exercise of the Warrants.

            SECTION 7.5 FORM OF WARRANT CERTIFICATE. Irrespective of any adjustments in the Exercise Price or the kind of Common Stock purchasable upon the exercise of the Warrants, Warrant Certificates evidencing such Warrants theretofore or thereafter issued may continue to express the same number and kind of Common Stock as are stated in the Warrant Certificates initially issuable pursuant to this Agreement.

            SECTION 7.6 NO IMPAIRMENT. Without limiting the generality of the foregoing, the Company shall take all such action as may be necessary or appropriate in order that the Common Stock to be issued upon the exercise of the Warrants from time to time outstanding will, when issued, be fully paid and non-assessable. In addition, without limiting the generality of Section 6.1, the Company shall take all such action as shall be necessary so that the total number of shares of Common Stock or other capital stock of the Company then authorized by the articles of incorporation of the Company as then in effect and available for the purpose of issuance upon such exercise shall exceed the total number of shares of Common Stock issuable upon the exercise of all of the outstanding Warrants. The Company will not, by amendment of its articles of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Article 7 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrantholders against impairment.

                                  ARTICLE VIII

                            NOTICES TO WARRANTHOLDERS

            SECTION 8.1 NOTICES TO WARRANTHOLDERS.

        (a) Notices to Warrantholders shall be mailed to such holders at the addresses of such holders as they appear in the Warrant Register. Any such notice shall be sufficiently given if sent by first-class certified or registered mail, postage prepaid, facsimile or overnight courier.

            (b) In the event (i) of any consolidation or merger or binding exchange of interests to which the Company is a party and for which approval of the Holder or any holders of equity interests of the Company is required, or of the conveyance or sale of all or substantially all of the assets of the Company, or of any change of the Common Stock or other securities issuable upon exercise of the Warrants (other than the rights offering made pursuant to an agreement between the Holder and the Company for which no notice shall be required); or
(ii) the Company shall make any distribution in respect of the Common Stock; or
(iii) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; then the Company shall send to each Warrantholder at least thirty
(30) days prior to the applicable date hereinafter specified, a written notice stating (A) the date for the determination of the holders of Common Stock (or other securities issuable upon the exercise of the Warrants) entitled to receive any such distribution, (B) the initial expiration date set forth in any offer for exchange of interests, or (C) the date on which any such consolidation, merger, exchange of interests, conveyance, transfer, reclassification, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of Common Stock (or other securities issuable upon the exercise of the Warrants) shall be entitled to exchange such Common Stock for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, exchange of interests, conveyance, transfer, dissolution, liquidation or winding up.

            SECTION 8.2 NOTICES TO COMPANY. Any notice or demand authorized by this Agreement to be given to or on the Company shall be delivered in person or by facsimile transmission, by courier guaranteeing overnight delivery or mailed by first-class United States certified or registered mail, postage prepaid, to the Company as follows:


I-LINK INCORPORATED
13751 SOUTH WADSWORTH PARK DRIVE
Draper, UT  84020
Attention: Chief Executive Officer

Copy to:

De Martino Finkelstein Rosen & Virga
1818 N Street, NW
Suite 400
Washington, DC  20036
Attn:  Ralph V. De Martino

            SECTION 8.3 RECEIPT OF NOTICE. Any notice hereunder shall be in writing and shall be deemed to have been duly given if personally delivered, sent by overnight courier or sent by Common Stocked States mail, or by telex or facsimile transmission, and will be deemed received (a) if sent by certified or registered mail, return receipt requested, when actually received, (b) if sent by overnight courier, when actually received, (c) if sent by telex or facsimile transmission, on the date sent provided confirmatory notice is sent by overnight courier or by first-class mail, postage prepaid, and (d) if delivered by hand, on the date of receipt.


                                   ARTICLE IX

                                  MISCELLANEOUS

            SECTION 9.1 ARBITRATION.

            (a) To the fullest extent not prohibited by law, any controversy, claim or dispute arising out of or relating to this Agreement, including the determination of the scope or applicability of this Agreement to arbitrate, shall be settled by final and binding arbitration in accordance with the rules then in effect of the American Arbitration Association ("AAA"). The decision of the arbitrators shall be final and binding; PROVIDED, HOWEVER, that where a remedy for breach is prescribed hereunder or limitations on remedies are prescribed, the arbitrators shall be bound by such restrictions, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

            (b) In the event of any controversy, claim or dispute that is subject to arbitration under this Section 9.1, any party thereto may commence arbitration hereunder by delivering notice to the other party or parties thereto. Within five business days of delivery of a list of qualified potential arbitrators from AAA, such parties shall attempt to agree on one arbitrator; PROVIDED that if such parties cannot agree on one arbitrator within such time period, each party to the controversy, claim or dispute shall within five business days thereafter appoint one arbitrator, and the two arbitrators so appointed shall within five business days of their appointment mutually agree upon and appoint one additional arbitrator (or, if such arbitrators cannot agree on an additional arbitrator, the additional arbitrator shall be appointed by the AAA as provided under its rules); PROVIDED that persons eligible to be selected as arbitrators shall be limited to attorneys at law who (i) are on the AAA's Large, Complex Case Panel and

(ii) have practiced law for at least fifteen years as an attorney specializing in either general commercial litigation or general corporate and commercial matters.

            (c) The arbitration hearing shall commence no later than thirty (30) business days after the completion of the selection of the arbitrators or at such other time as the parties shall reasonably agree. Consistent with the intent of the parties hereto that the arbitration be conducted as expeditiously as possible, the parties agree that (i) discovery shall be limited to the production of such documents and the taking of such depositions as the arbitrator(s) determine are reasonably necessary to the resolution of the controversy, claim or dispute and (ii) the arbitrator(s) shall limit the presentation of evidence by each side in such arbitration to not more than ten
(10) full days (or the equivalent thereof) or such shorter period as the arbitrator(s) shall determine to be necessary in order to resolve the controversy, claim or dispute. The arbitrator(s) shall be instructed to render a decision within thirty (30) calendar days of the close of the arbitration hearing.

            (d) The arbitrators shall base their decision on the terms of this Agreement and the law of the State of Florida, regardless of the law that might be applicable under conflicts of law principles, and shall render their decision in writing. Each party agrees to cooperate fully with the arbitrator(s) to resolve any controversy, claim or dispute. The arbitrator(s) shall not be empowered to award punitive damages or damages in excess of actual damages. The venue for all arbitration proceedings shall be Salt Lake City, Utah.

            SECTION 9.2 PAYMENT OF TAXES. The Company covenants and agrees that it will pay when due and payable all documentary, stamp and other taxes attributable to the issuance or delivery of the Warrant Certificates or of the Common Stock purchasable upon the exercise of Warrants; PROVIDED, HOWEVER, the Company shall not be required to pay any tax or taxes that may be payable in respect of any transfer involving the issue of any Warrant Certificate(s) or any certificate(s) for Common Stock in a name other than that of the Warrantholder of such exercised Warrant Certificate(s), and the Company shall not be required to issue or deliver such Warrant Certificate(s) or any such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

            SECTION 9.3 AMENDMENT.

            (a) The Company may modify this Agreement and the terms of the Warrants only with the consent of the Warrantholders representing at least a majority of the Common Stock for the purpose of adding any provision to or changing in any manner or eliminating any of the provisions of this Agreement or modifying in any manner the rights of the holders of the outstanding Warrants.

            (b) Any such modification or amendment will be conclusive and binding on all present and future holders of Warrant Certificates whether or not they have consented to such modification or amendment or waiver and whether or not notation of such modification or amendment is made upon such Warrant Certificates. Any instrument given by or on behalf of any holder of a Warrant Certificate in connection with any consent to any modification or amendment will be conclusive and binding on all subsequent holders of such Warrant Certificate.

            SECTION 9.4 TERMINATION. This Agreement shall terminate on or upon (a) the repurchase by the Company of all Warrants, or (b) upon expiration of the Warrants.

            SECTION 9.5 REPORTS TO WARRANTHOLDERS. The Company will cause to be delivered, by first-class mail, postage prepaid, facsimile or overnight courier, to each Warrantholder at such Warrantholder's address appearing on the Warrant Register, a copy of any reports delivered by the Company to any of the holders of the Common Stock.

            SECTION 9.6 GOVERNING LAW. THE LAWS OF THE STATE OF FLORIDA SHALL GOVERN THIS AGREEMENT AND THE WARRANT CERTIFICATES WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

            SECTION 9.7 BENEFITS OF THIS AGREEMENT. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Warrantholders and the holders of Common Stock any legal or equitable right, remedy or claim under this Agreement; this Agreement shall be for the sole and exclusive benefit of the Company, the Warrantholders and the holders of Common Stock.

            SECTION 9.8 COUNTERPARTS. This Agreement may be executed in any number of counterparts, and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

            SECTION 9.9 SEVERABILITY OF PROVISIONS. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

            SECTION 9.10 HEADINGS. The headings of the sections of this Agreement are inserted for convenience only and shall not constitute a part of this Agreement.

            SECTION 9.11 COMPLETE AGREEMENT. This Agreement constitutes the entire agreement between the parties relating to the subject matter hereof, and supersedes all agreements, representations, warranties, statements, promises and understanding, whether oral or written, with respect to the subject matter hereof.

      SECTION 9.12 INTERPRETATIONS. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against the Company or Holder, whether under any rule of construction or otherwise. Neither party to this Agreement shall be considered the draftsman. The Company and Holder acknowledge and agree that this Agreement has been reviewed, negotiated, and accepted by them and their respective attorneys and shall be construed and interpreted according to the ordinary meaning of the words used so as fairly to accomplish the purposes and intentions of the Company and Holder.

      SECTION 9.13 ASSIGNABILITY. This Agreement shall inure to the benefit and be binding upon the parties hereto and their respective successors and permitted assigns. This Agreement shall not be assignable, in whole or in part, by the Holder without the prior written consent of the Company. Any purported assignment effected without such consent shall be null and void. A change in control of either party shall not be deemed to be an assignment.

                            [SIGNATURE PAGE FOLLOWS]

   IN WITNESS WHEREOF, the parties hereto have caused this Warrant Agreement to be duly executed, as of the date first above written.

                               I-LINK INCORPORATED


                              By:   ______________________________
                                    Gary J. Wasserson
                                    Chief Executive Officer



                              COUNSEL CORPORATION (U.S.)


                              By:   ______________________________

                              Its:  ______________________________

EXHIBIT A

FORM OF TRANCHE 1, 2 & 3 WARRANT CERTIFICATE

                               I-LINK INCORPORATED
                          COMMON STOCK PURCHASE WARRANT
                                 NUMBER _______

     TRANCHE [1] [2] [3] WARRANT CERTIFICATE EVIDENCING RIGHT TO PURCHASE

                        5,000,000 SHARES OF COMMON STOCK
                             (SUBJECT TO ADJUSTMENT)

        This is to certify that Counsel Corporation (US), or assigns, is entitled to purchase up to the above-referenced number of shares of Common Stock (the "COMMON STOCK") of I-Link Incorporated, a Florida corporation (the "COMPANY") during the [Tranche 1 Exercise Period] [Tranche 2 Exercise Period] [Tranche 3 Exercise Period] for the Exercise Price for the [Tranche 1 Warrants] [Tranche 2 Warrants] [Tranche 3 Warrants] specified in the Warrant Agreement, dated as of June 4, 2001, between the Company and Counsel Corporation (US), a Delaware corporation (the "WARRANT AGREEMENT"), pursuant to which this Warrant Certificate is issued. All rights of the holder of this Warrant Certificate are subject to the terms and provisions of the Warrant Agreement, copies of which are available for inspection the Company's office located 13751 South Wadsworth Park Drive, Draper, Utah 84020 (the "OFFICE").

        This Warrant Certificate is subject to cancellation prior to the [three
(3)] [six (6)] month anniversary of the Closing Date (defined in the Loan Agreement) in the circumstances described in the Warrant Agreement.

            NEITHER THE WARRANTS REPRESENTED BY THIS CERTIFICATE NOR THE SHARES OF COMMON STOCK THAT MAY BE PURCHASED UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY APPLICABLE STATE LAW. SUCH WARRANTS AND SHARES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR PLEDGED WITHOUT (1) REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE LAW, (2) TO THE EXTENT APPLICABLE, RULE 144 UNDER SUCH ACT (OR SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (3) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, THAT AN EXEMPTION FROM SUCH REGISTRATION UNDER SUCH ACT IS AVAILABLE.

            Subject to the provisions of the Act, applicable state laws and such Warrant Agreement, this Warrant Certificate and all rights hereunder are transferable, in whole or in part, at the Office by the holder hereof in person or by a duly authorized attorney, upon surrender of this Warrant Certificate, together with the assignment hereof duly endorsed. Until transfer of this Warrant Certificate on the books of the Company, the Company may treat the registered holder hereof as the owner hereof for all purposes.

            IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be executed on June 4, 2001 in Draper, Utah, by its proper company officers thereunto duly authorized.

                               I-LINK INCORPORATED


                              By:   ______________________________
                                    Gary Wasserson
                                    Chief Executive Officer


Attest:_______________________
Name:_______________________
Title:________________________

EXHIBIT B

                              ELECTION TO PURCHASE

                 (To be executed by the registered holder if such holder desires to exercise any Warrant Certificate)

            The undersigned, the registered holder of the attached Warrant Certificate, hereby irrevocably elects to exercise Warrants represented by such Warrant Certificate and acquire an aggregate of ______________ shares of Common Stock of I-Link Incorporated, a Florida corporation, and herewith tenders payment for such Common Stock in the amount of $__________ (by certified check or official bank check) in accordance with the terms hereof. The undersigned requests that the aforementioned Common Stock be registered in the name of _______________, whose address is ________________________


Dated:___________________

Name of registered holder of Warrant Certificate:

________________________________________________________________
(please print)

Address of registered holder:____________________________________

Signature:_____________________________

(Note: the signature to the foregoing Election must correspond to the name as written upon the face of the Warrant Certificate in every particular, without alteration or any change whatsoever.)